World Omni Auto Receivables Trust 2001-B
Monthly Servicer Certificate
June 30, 2002
Aggregate Note Amount                                 Aggregate Note Amount
Original                                              802,775,000.00

Note Balance @ 5/31/02                                649,565,899.16
Principal distributable amount                         21,821,790.44

Note Balance @ 6/30/02                                627,744,108.72

                                                      Class A-1
Note Amount                                           Note Amount

Original                                              151,000,000.00

Note Balance @ 5/31/02                                          0.00
Principal distributable amount                                  0.00

Note Balance @ 6/30/02                                          0.00

                                                      Class A-2
Note Amount                                           Note Amount

Original                                              225,000,000.00

Note Balance @ 5/31/02                                225,000,000.00
Principal distributable amount                         14,051,026.02

Note Balance @ 6/30/02                                210,948,973.98

                                                      Class A-3
Note Amount                                           Note Amount

Original                                              203,000,000.00

Note Balance @ 5/31/02                                203,000,000.00
Principal distributable amount                                     -

Note Balance @ 6/30/02                                203,000,000.00

                                                      Class A-4
Note Amount                                           Note Amount

Original                                              174,875,000.00

Note Balance @ 5/31/02                                174,875,000.00
Principal distributable amount                                     -

Note Balance @ 6/30/02                                174,875,000.00

                                                      Class B
Note Amount                                           Note Amount

Original                                               48,900,000.00

Note Balance @ 5/31/02                                 46,690,899.16
Principal distributable amount                          7,770,764.42

Note Balance @ 6/30/02                                 38,920,134.74



Distributable Amounts                                 Total

Interest Distributable Amount                           1,981,549.23
Principal Distributable Amount                         21,821,790.44

Total                                                  23,803,339.67

Distributable Amount                                  Class A-1

Interest Distributable Amount                                   0.00
Principal Distributable Amount                                  0.00

Total                                                           0.00

Distributable Amounts                                 Class A-2

Interest Distributable Amount                             525,000.00
Principal Distributable Amount                         14,051,026.02

Total                                                  14,576,026.02

Distributable Amount                                  Class A-3

Interest Distributable Amount                             641,141.67
Principal Distributable Amount                                  0.00

Total                                                     641,141.67

Distributable Amounts                                 Class A-4

Interest Distributable Amount                             654,323.96
Principal Distributable Amount                                  0.00

Total                                                     654,323.96

Distributable Amount                                  Class B

Interest Distributable Amount                             161,083.60
Principal Distributable Amount                          7,770,764.42

Total                                                   7,931,848.02



Note Factors                                          Series A-1                    Series A-2

                                        6/30/02                 0.0000000%                   93.7550995%

Note Factors                                          Series A-3                    Series A-4

                                        6/30/02               100.0000000%                  100.0000000%

Note Factors                                          Series B

                                        6/30/02                79.5912776%


Pool Data                                             $                             #

Original Pool Balance                                 815,002,649.43                     50,722
Pool Balance at 5/31/02                               671,385,942.28                     46,407
Principal Payments                                     21,587,664.15                        687
Defaulted Receivables                                     967,158.01                         58
Pool Balance at 6/30/02                               648,831,120.12                     45,662
Overcollateralization Target Amount                    21,087,011.40
Recoveries                                                449,320.42

Weighted Average APR                                            8.65%
Weighted Average Remaining Term                                48.23



Account Balances                                      Advance                       Reserve Fund

Balance as of  5/31/02                                     87,609.29                  6,112,500.00
Balance as of  6/30/02                                     98,320.15                  6,121,228.99
Change                                                     10,710.86                      8,728.99
Reserve Fund Requirement                                                              6,112,500.00
Reserve Fund Supplemental Requirement/(Excess)                                           (8,728.99)



Distribution per $1,000                               Total

Distribution Amount                                            29.6513216

Interest Distribution Amount                                    2.4683744
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                  27.1829472


Distribution per $1,000                               Class A-1

Distribution Amount                                             0.0000000

Interest Distribution Amount                                    0.0000000
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class A-2

Distribution Amount                                            64.7823379

Interest Distribution Amount                                    2.3333333
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                  62.4490046


Distribution per $1,000                               Class A-3

Distribution Amount                                             3.1583333

Interest Distribution Amount                                    3.1583333
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class A-4

Distribution Amount                                             3.7416667

Interest Distribution Amount                                    3.7416667
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class B

Distribution Amount                                           162.2054810

Interest Distribution Amount                                    3.2941432
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                 158.9113378



Servicing Fee                                         Total

Amount of Servicing Fee Paid                              559,488.29
Total Unpaid                                                    0.00




Delinquent Receivables                                #                             $

Past Due 31-60 days                                           447                     6,023,735.52
Past Due 61-90 days                                            75                     1,112,505.42
Past Due 91 + days                                             34                       513,928.52

 Total                                                        556                     7,650,169.46
